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                                                                    EXHIBIT 10.7

[LOGO]

                        THIRD AMENDMENT TO LOAN AGREEMENT

      This Third Amendment to Loan Agreement ("Amendment") is entered into as of February __, 2005, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower"), whose address is 650 South Royal Lane, Coppell, Texas 75019, and THE FROST NATIONAL BANK, a national banking association ("Lender"), whose address is P.O. Box 1600, San Antonio, Texas 78296.

                                       I.
                                    RECITALS:

      A. Lender is the sole owner and holder of that one certain Revolving Promissory Note (the "Note") dated November 6, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), as modified by a Modification, Renewal and Extension Agreement entered into October 27, 2003 (the "Modification"),

      B. Borrower and Lender entered into a Loan Agreement, dated November 6, 2001, as amended by a First Amendment to Loan Agreement effective as of August 13, 2003, as modified by the Modification and as further amended by the Second Amendment to Loan Agreement, dated June 14, 2004 (collectively, the "Loan Agreement").

      C. The Note is secured by a Security Agreement dated November 6, 2001, between Borrower and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Trade Source International, Inc., a Delaware corporation, and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Durocraft International, Inc., a Texas corporation, and Lender, covering certain collateral as more particularly described therein; and a Security Agreement dated November 6, 2001, between Design Trends, LLC, a Delaware limited liability company, and Lender, covering certain collateral as more particularly described therein (collectively, the "Security Agreements"). The Note, Loan Agreement, Security Agreements and all modifications, renewals and extensions described below are hereafter collectively referred to as the "Loan Documents."

      D. Lender has agreed to further amend the Loan Agreement. For and in consideration of the premises, Lender and Borrower agree as follows:

                                       II.
                                   AGREEMENTS:

      1. Amendments to Loan Agreement.

      (a) The first three paragraphs of subsection (a) of Section 1 "Credit Facilities; Interest Rate Options" are hereby deleted in their entirety and replaced with the following:

THIRD AMENDMENT TO LOAN AGREEMENT

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      (a) (I) Borrowing Base Line of Credit. Subject to the terms and conditions set forth herein, Lender agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through the maturity date of the promissory note evidencing this Credit Facility from time to time, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) an amount equal to the Revolving Borrowing Base (as such term is defined hereinbelow), or (ii) $20,000,000.00 minus the outstanding principal balance of a $2,000,000.00 Revolving Promissory Note, dated June 14, 2004, executed by Design Trends, LLC, a Delaware limited liability company, and payable to the order of Lender (the "Borrowing Base Line of Credit"). If at any time the aggregate principal amount outstanding under the Borrowing Base Line of Credit shall exceed an amount equal to the Revolving Borrowing Base (as such term is defined hereinbelow), Borrower agrees to immediately repay to Lender such excess amount, plus all accrued but unpaid interest thereon. Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. The sums advanced under the Borrowing Base Line of Credit shall be used for working capital

The term "Revolving Borrowing Base" shall have the meaning set forth hereinbelow:

An amount equal to 80% of the Borrower's Eligible Accounts, plus 55% of the Borrower's Eligible Inventory minus the outstanding principal balance of the Borrowing Base Advance Facility (hereinafter defined); provided, however, the outstanding amount Advanced against Eligible Inventory at any time shall not exceed 50% of total outstanding Advances (herein so called) under the Borrowing Base Line of Credit.

          (II) Borrowing Base Advance Facility. Subject to the terms and conditions set forth herein, Lender agrees to lend to Borrower, on a non-revolving basis from time to time during the period commencing on the date hereof and continuing through the maturity date of the promissory note evidencing this Credit Facility from time to time, an aggregate amount not to exceed $3,000,000.00 in a single advance or in multiple advances, as may be requested by Borrower from time to time; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) an amount equal to the Advancing Borrowing Base (as such term is defined hereinbelow), or
(ii) $3,000,000.00 (the "Borrowing Base Advance Facility"). Borrower shall not be allowed to reborrow under the Borrowing Base Advance Facility after a repayment. All sums advanced under the Borrowing Base Advance Facility shall be used to finance the purchase of Bill Teiber Company, Inc.

The term "Advancing Borrowing Base" shall have the meaning set forth hereinbelow:

An amount equal to 80% of the Borrower's Eligible Accounts, plus 55% of the Borrower's Eligible Inventory minus the outstanding principal balance of the Borrowing Base Line of Credit; provided, however, the outstanding amount Advanced against Eligible Inventory at any time shall not exceed 50% of total outstanding Advances (herein so called) under the Borrowing Base Advance Facility.

THIRD AMENDMENT TO LOAN AGREEMENT

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      (b)   Subsection (b)(ii) of Section 1 "Credit Facilities; Interest Rate
Options" is hereby deleted in its entirety and replaced with the following:

            (ii) The lesser of (x) a rate equal to the London Interbank Offered Rate (as defined below) plus the following percentage based on Borrower's "Debt to Worth Ratio" set forth in Paragraph 9(a) below:

Percentage       Debt to Worth Ratio
----------   ---------------------------
   2.75%     >=3.0 to 1.0
   2.25%     >=2.5 to 1.0 or <3.0 to 1.0
   1.75%     >=2.0 to 1.0 or <2.5 to 1.0
   1.50%     < 2.0 to 1.0

            as adjusted provided below, or (y) the highest rate permitted by applicable law, but in no event shall interest exceed the maximum interest permitted by law ("Libor Rate Option").

            As used herein, the "London Interbank Offered Rate" shall mean with respect to any Interest Period (defined below), the rate of interest per annum (rounded to the nearest 1/16 of 1% -- and if the rate is equidistant to the lower and higher nearest 1/16 of 1%, rounded upwards to the nearest 1/16 of 1%) quoted in U.S. Dollars by the British Bankers' Association at approximately 11:00 a.m. London time on the first day of such Interest Period on which deposits in immediately available funds are offered to first class banks in the interbank eurodollar market (as determined by Lender in its sole discretion), such deposits being for a three (3) month period ("Interest Period"), and in amounts equal to or comparable to the amount of the Advance. In the event that the London Interbank Offered Rate is no longer published or reported as specified above, then the Lender shall use the rate of interest published in The Wall Street Journal (Central Edition) in the "Money Rates" section as the "London Interbank Offered Rates (LIBOR)" for a period of time equal or comparable to the applicable Interest Period, as of five Business Days preceding the date of the Advance. Each determination by Lender of the London Interbank Offered Rate shall be conclusive and binding, absent manifest error, and may be computed using any reasonable averaging and attribution method.

      (c) The following subsections of Section 9 "Financial Covenants" are hereby deleted in its entirety and replaced with the following:

            (a) Debt to Worth Ratio. Borrower will maintain, at all times, a ratio of (a) total liabilities (excluding any Subordinated Debt), to
            (b) Tangible Net Worth of not greater than 4.5 to 1.0; and 4.0 to
            1.0 beginning June 30, 2005; and 3.5 to 1.0 beginning September 30, 2005; and 3.0 to 1.0 beginning December 31, 2005 and thereafter, tested quarterly. If Borrower's Debt to Worth Ratio exceeds 3.0 to
            1.0 then Borrower will not make any stock repurchases.

THIRD AMENDMENT TO LOAN AGREEMENT

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            (c) Fixed Charge Coverage Ratio. Borrower will maintain, as of the end of each fiscal quarter, a ratio of (a) net income after taxes plus depreciation, amortization, other non-cash expenses and interest expense for the 4 most recently completed quarters ending with such fiscal quarter to (b) interest expense, dividends and capital expenditures and current portion of long-term debt for such 4 quarter period, of not less than 1.50 to 1.0.

      (d) The following subsections of Section 10 "Reporting Requirements" are hereby deleted in their entirety and replaced with the following:

            (c) Compliance Certificate. A certificate signed by the Chief Financial Officer of Borrower within forty five (45) days after the end of each quarter of each fiscal year of Borrower, stating that Borrower is in full compliance with all of its obligations under this Loan Agreement and all other Loan Documents and is not in default of any term or provisions hereof or thereof, and demonstrating compliance with all financial ratios and covenants set forth in the Loan Agreement.

            (d) Borrowing Base Report. A borrowing base report for the Revolving Borrowing Base and the Advancing Borrowing Base signed by the Chief Financial Officer of Borrower within thirty (30) days after the end of each month of each fiscal year, in form and detail satisfactory to Lender.

            (g) 10Q Filings. Borrower's quarterly 10Q filing with the Securities and Exchange Commission within forty five (45) days after the end of each quarter of each fiscal year of Borrower.

      2. Reaffirmation of Representations, Etc. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents.

      3. Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Loan Documents or this Amendment, either with or without notice or lapse of time, or both.

      4. No Release of Liens. This Amendment in no way acts as a release or relinquishment of the liens, security interests and rights (the "Liens") created or evidenced by the Loan Documents. The Liens are hereby ratified and confirmed by Borrower in all respects and are extended to secure (i) the principal amount of the Note, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Loan Documents.

THIRD AMENDMENT TO LOAN AGREEMENT

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      5. Additional Renewals and Extensions. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to amend the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further amendments and/or modifications involving any of the matters set forth in this Amendment or otherwise, shall be inferred or implied from Lender's execution of this Amendment. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further amendments and/or modifications of the Loan Documents shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

      6. Miscellaneous. (a) As modified hereby, the provisions of the Loan Agreement and Note shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Amendment and the terms of the Loan Documents, this Amendment shall govern.

      (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Amendment and the modification of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by Lender and filing fees.

      (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Loan Documents and shall allow Lender to exercise all of its remedies set forth in the Loan Documents.

      (d) Lender does not, by its execution of this Amendment, waive any rights it may have against any person not a party to this Amendment.

      (e) In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      (f) This Amendment and the Loan Documents shall be governed and construed according to the laws of the State of Texas (without regard to any conflict of laws principles) and the applicable laws of the United States.

      (g) This Amendment shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors, assigns and legal representatives.

      (h) Borrower hereby acknowledges and agrees that it has entered into this Amendment of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Amendment by any

THIRD AMENDMENT TO LOAN AGREEMENT

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statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Amendment.

      (i) This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

      (j) Except as modified herein, all other terms, conditions and provisions of Loan Documents shall remain in full force and effect as of the date thereof and Borrower acknowledges and reaffirms its liability to Lender thereunder.

                                      BORROWER:

                                      CRAFTMADE INTERNATIONAL, INC.,
                                      a Delaware corporation

                                      By: /s/ James R. Ridings
                                          --------------------------------------
                                          James R. Ridings, President

                                      LENDER:

                                      THE FROST NATIONAL BANK,
                                      a national banking association

                                      By:
                                          --------------------------------------
                                          D. Michael Randall, Sr. Vice President

                       Guarantor Ratification of Amendment

      By executing this Amendment, DUROCRAFT INTERNATIONAL, INC., a Texas corporation; TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation; DESIGN TRENDS, LLC, a Delaware limited liability company; and C/D/R INCORPORATED, a Delaware Corporation as Guarantors of the indebtedness evidenced by the Note, as set forth in Guaranty Agreements (collectively, the "Guarantys") dated November 6, 2001, hereby expressly agree (a) to all of the terms and provisions of this Amendment, (b) to the continuing validity of the Guarantys and all duties and obligations thereunder, (c) that their liability under the Guarantys shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Amendment by the parties hereto, and (d) that the Guarantys shall remain in full force and effect and enforceable in accordance with their terms.

                                                 DUROCRAFT INTERNATIONAL, INC.,
                                                 a Texas corporation

                                                 By: /s/ Brad Heimann
                                                     --------------------------
                                                     Brad Heimann, Secretary

THIRD AMENDMENT TO LOAN AGREEMENT

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                                         TRADE SOURCE INTERNATIONAL, INC.,
                                         a Delaware corporation

                                         By: /s/ Brad Heimann
                                             ----------------------------------
                                             Brad Heimann, Secretary

                                         DESIGN TRENDS, LLC,
                                         a Delaware limited liability company

                                         By: Craftmade International, Inc.,
                                             a Delaware corporation, Manager

                                         By: /s/ James R. Ridings
                                             ----------------------------------
                                             James R. Ridings, President

                                         C/D/R INCORPORATED,
                                         a Delaware corporation

                                         By: /s/ Clifford Crimmings
                                             ----------------------------------
                                             Clifford Crimmings, V.P. Marketing

                 Ratification of Continuing Pledge of Collateral

      By executing this Amendment, Borrower; DUROCRAFT INTERNATIONAL, INC., a Texas corporation; TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation; and DESIGN TRENDS, LLC, a Delaware limited liability company expressly agree (a) to the continuing validity of the Security Agreements, (b) that their pledge of collateral shall be not reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Amendment by the parties hereto, and (d) that the Security Agreements shall remain in full force and effect and enforceable in accordance with their terms.

                                         CRAFTMADE INTERNATIONAL, INC.,
                                         a Delaware-corporation

                                         By: /s/ James R. Ridings
                                             ----------------------------------
                                             James R. Ridings, President

                                         DUROCRAFT INTERNATIONAL, INC.,
                                         a Texas corporation

                                         By: /s/ Brad Heimann
                                             ----------------------------------
                                             Brad Heimann, Secretary

THIRD AMENDMENT TO LOAN AGREEMENT

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                                         TRADE SOURCE INTERNATIONAL, INC.,
                                         a Delaware corporation

                                         By: /s/ Brad Heimann
                                             ----------------------------------
                                             Brad Heimann, Secretary

                                         DESIGN TRENDS, LLC,
                                         a Delaware limited liability company

                                         By: Craftmade International, Inc.,
                                             a Delaware corporation, Manager

                                         By: /s/ James R. Ridings
                                             ----------------------------------
                                             James R. Ridings, President

THIRD AMENDMENT TO LOAN AGREEMENT

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